WARRANT PURCHASE AGREEMENT

WARRANT PURCHASE AGREEMENT (this “Agreement”) made as of this ___________day of _________, 2008 among Hambrecht Asia Acquisition Corp., a Delaware corporation (the “Company”) and the undersigned (the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1, as amended (File No. 333-146147) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of 4,000,000 units (the “Units”), each unit consisting of one of the Company’s ordinary shares, $0.001 par value (the “Ordinary Shares”), and (ii) one warrant (the “Warrants”), each warrant to purchase one Ordinary Share; and

WHEREAS, immediately prior to the consummation of the IPO, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 1,550,000 warrants (the “Placement Warrants”) substantially identical to the Warrants being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, each Purchaser desires to acquire the number of Placement Warrants set forth opposite his name on Schedule A hereto; and

WHEREAS, except as provided herein, the Placement Warrants shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Placement Warrants and the Ordinary Shares underlying the Placement Warrants (the “Underlying Shares”) on the terms set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Purchase of Placement Warrants. The Purchasers hereby agree, directly or through their nominees, to purchase an aggregate of 1,550,000 Placement Warrants at a purchase price of $1.00 per Placement Warrant, or an aggregate of $1,550,000 (the “Purchase Price”). Such purchases shall be in the names and amounts set forth on Schedule A hereto.

2. Closing. The closing of the purchase and sale of the Placement Warrants (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than one business day prior to the closing date (the “IPO Closing Date”) of the IPO. On or prior to the IPO Closing Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to Loeb & Loeb, outside counsel for the Company. On the Closing Date, the Company shall cause Loeb & Loeb to transfer the Purchase Price to the trust account at JPMorgan Chase NY Bank, maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). The certificates for the Placement Warrants shall be placed into escrow pursuant to the Securities Escrow Agreement dated __________, 2008 by and among Continental and the other signatories thereto.

3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

3.1 The execution and delivery by the Purchasers of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchasers do not and shall not as of the Closing conflict with or result in a breach of the terms, conditions or provisions of any other agreement, instrument, order, judgment or decree to which Purchasers are subject to.

3.2 The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

3.3 The Placement Warrants are being acquired for the Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

3.4 The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

3.5 The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

4. Registration Rights. The Purchasers shall have registration rights pursuant to the Registration Rights Agreement, dated as of _____________, 2008, by and among the Company and the Investors listed on the signature page thereto.

5. Waiver of Claims Against Trust Account. Each Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the Trust Account with respect to any Ordinary Shares acquired by the Purchaser in connection with the exercise of the Placement Warrants purchased pursuant to this Agreement ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

6. Legends; Denominations

6.1 Legend. The Company will issue the Placement Warrants, and when issued the Underlying Shares, purchased by Purchaser in the name of Purchaser and in such denominations to be specified by Purchaser. The Placement Warrants and Underlying Shares will bear the following legend and appropriate "stop transfer" instructions:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A SECURITIES ESCROW AGREEMENT (THE “AGREEMENT”) AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE ESCROW PERIOD (AS DEFINED IN THE AGREEMENT).”

7. Forfeiture of Warrants.

7.1. Failure to Consummate Business Combination. The Placement Warrants shall be forfeited to the Company in the event the Company does not consummate a business combination within 18, 24 or 36 months from the date of the final prospectus relating to the Company’s IPO, as described in the Registration Statement.

7.2. Termination of Rights as holder; Escrow. If the Placement Warrants are forfeited in accordance with this Section 7, then after such time the Purchaser (or successor in interest), shall no longer have any rights as a holder of such Placement Warrants, and the Company shall take such action as is appropriate to cancel such Placement Warrants. To effectuate the foregoing, all certificates representing Placement Warrants shall be held in escrow as provided in Section 2 hereof. In addition, Purchaser hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing.

8. Waiver and Indemnification. Each Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company or the underwriters in the IPO with respect to their purchase of the Placement Warrants, and each Purchaser agrees jointly and severally to indemnify and hold the Company and the underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or such underwriters by Purchasers of the Placement Warrants.

9. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

10. Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____day of  ___________, 2007.

HAMBRECHT ASIA ACQUISITION CORP.

By:
Name:
Title:

INSIDERS:

AEX ENTERPRISES LIMITED

By:
Name:
Title:

W. R. HAMBRECHT & CO., LLC

By:
Name:
Title:

HAMBRECHT 1980 REVOCABLE TRUST

By:
Name:
Title:

SHEA VENTURES LLC

By:
Name:
Title:

MARBELLA CAPITAL PARTNERS LTD.

By:
Name:
Title:

SCHEDULE A